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                        SPECIAL OWNERSHIP OPTION PROGRAM
                                  BRIAN DUNDON

TERM:                10 year non-qualified stock option.

VESTING:             Dependent on meeting individual ownership target.

                     Option vests 100% between 24 and 36 months after grant when target is met.

                     If 36 months pass without target being achieved, the option doesn't vest until 7 years after grant date.

OWNERSHIP:           Shares counted as ownership include:

                     Restricted shares not yet vested
                     - 401K purchases
                     - Deferral Investment Plan and Deposits in Stock
                     - Outright market purchases

                     Note: Shares acquired through option exercise of grants made after 1989 do not count.

OWNERSHIP TARGET:    Ownership target equals 90% of shares derived from
                     table below:

                     -----------------------------------------------------------
                     Years as
                     an Officer    Target Ownership as a Multiple of Base Salary
                     -----------------------------------------------------------
                     10+          2.0         2.5         3.0         3.5
                     5 to 9       1.0         1.5         2.0         2.5
                     0-4          0.5         1.0         1.5         2.0
                                  ---         ---         ---         ---
                     LESS THAN $150,000   $151,000 to  $201,000 to  GREATER THAN
                                          $200,000     $250,000       $250,000

                     If current ownership shortfall has a value less than .9X base salary, then the target is raised so that the Delta is .9X base salary.

                     At least 1/4 of shares acquired to meet the goal must come from outright market purchases.

INDIVIDUAL TARGET:   Your individual target summary:

                     Total Target     Current     Shortfall    Outright Purchase
                      Ownership      Ownership    to Acquire      Requirement
                     ------------    ---------    ----------   -----------------
                       152,608        133,987       18,621            4,655

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                                MAGNETEK, INC.
                     NON-QUALIFIED STOCK OPTION AGREEMENT

      FOR GOOD AND VALUABLE CONSIDERATION, MAGNETEK, INC., a Delaware corporation, hereby irrevocably grants to the Optionee named below the non-qualified stock option (the "Option") to purchase any part or all of the specified number of shares of its $0.01 par value Common Stock upon the terms and subject to the conditions set forth in this Agreement, at the specified purchase price per share without commission or other charge. The Option is granted pursuant to the plan specified below (the "Plan") and the Standard Terms and Conditions promulgated under such Plan. The terms of the Plan and such Standard Terms and Conditions are hereby incorporated herein by reference and made a part of this Agreement. The Committee shall have the power to interpret this Agreement.

The Plan:                Second Amended and Restated 1989 Incentive Stock
                         Compensation Plan of MagneTek, Inc.

Name of Optionee:        Brian R. Dundon

Social Security Number:  ###-##-####

Number of Shares covered
by Option (subject to
lapse provisions and
other limitations on
exercisability in
accordance with the
terms of the Plan):       15,000

Purchase Price Per Share: $13.8125
Minimum Number of Shares
Per Partial Exercise:     100 Shares

The Option shall become   Except as provided in the following paragraph, the
exercisable as follows:   Option shall become fully exercisable
                          as of January 27, 2004.

                          In the event the Ownership Target in the Special Ownership Option Program provided to Optionee by letter is satisfied prior to January 27, 2000, the Option shall become fully exercisable on the later of (i) January 27, 1999 and (ii) the date, prior to January 27, 2000, on which such Ownership Target is so satisfied.

Date of this Agreement (grant date):  January 27, 1997

MAGNETEK, INC.                       ________________________________________
                                     Optionee Signature

                                     Address (please print):
By ____________________________      ________________________________________

By ____________________________      ________________________________________

                                     ________________________________________